UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2010

THE DEWEY ELECTRONICS CORPORATION (Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer  Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___Written communications pursuant to Rule 425 under the Securities Act
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act








ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 16, 2010, The Dewey Electronics Corporation (the "Company") was notified that Amper, Politziner and Mattia, LLP ("Amper"), the Company's independent registered public accounting firm, combined its practice with that of Eisner LLP ("Eisner") and that the combined practice operates under the name EisnerAmper LLP. The Audit Committee of the Company's Board of Directors has amended the Company's engagement of Amper to provide for EisnerAmper LLP to serve as the Company's independent registered public accounting firm effective August 16, 2010.

During the Company's fiscal years ended June 30, 2008 and 2009 and the subsequent period through August 16, 2010, the Company did not consult with Eisner regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of Amper on the financial statements of the Company as of and for the years ended June 30, 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit for the Company's fiscal year ended June 30, 2010 is in process.

During the Company's fiscal years ended June 30, 2008 and 2009 and the subsequent period through August 16, 2010, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper a copy of the disclosures in this Form 8-K and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company's statements in this Item 4.01. A copy of the letter dated August 20, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.





ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 16.1 -- Letter re certifying accountant















SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE DEWEY ELECTRONICS CORPORATION

Date August 20, 2010                  /s/ John H. D. Dewey
                                      John H. D. Dewey
                                      President and Chief Executive Officer






INDEX TO EXHIBITS

Exhibit Number                Description

16.1                          Letter re certifying accountant